UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2014

REMARK MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 701-9514

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 7, 2014, Remark Media, Inc. (the “Company” or “Remark”) filed a Current Report on Form 8-K (the “Original 8-K”) with the Securities and Exchange Commission disclosing its acquisition of Hotelmobi Inc. (“Hotelmobi”), a company engaged in the business of developing, owning and operating mobile hotel booking applications, pursuant to an Agreement and Plan of Merger, dated as of May 2, 2014, by and among Remark, Roomlia, Inc., a wholly-owned subsidiary of the Company, and Hotelmobi.

This Amendment No. 1 amends the Original 8-K to include the financial statements required by Items 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Audited Consolidated Financial Statements of Hotelmobi Inc.

•	Report of Independent Registered Public Accounting Firm

•	Balance Sheets as of December 31, 2013 and 2012

•
Statements of Operations for the year ended December 31, 2013, the period from October 1, 2012 (date of inception) through December 31, 2012 and the period from October 1, 2012 (date of inception) through December 31, 2013

•	Statements of Stockholders’ Equity (Deficit) for the year ended December 31, 2013 and the period from October 1, 2012 (date of inception) through December 31, 2013

•
Statements of Cash Flows for the year ended December 31, 2013, the period from October 1, 2012 (date of inception) through December 31, 2012 and the period from October 1, 2012 (date of inception) through December 31, 2013

•	Notes to the Financial Statements

Unaudited Consolidated Financial Statements of Hotelmobi Inc.

•	Unaudited Statements of Operations for the three months ended March 31, 2014 and 2013 and the period from October 1, 2012 (date of inception) through March 31, 2014

•	Unaudited Statements of Cash Flows for the three months ended March 31, 2014 and 2013 and the period from October 1, 2012 (date of inception) through March 31, 2014

(b)	Pro Forma Financial Information.

•	Unaudited Pro Forma Combined Balance Sheet as of March 31, 2014

•	Unaudited Pro Forma Combined Statements of Operations for the three months ended March 31, 2014 and the year ended December 31, 2013

•	Notes to Unaudited Pro Forma Combined Financial Statements

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Cherry Bekaert LLP.

9.01(a)     Financial Statements of Business Acquired

AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF HOTELMOBI INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Hotelmobi, Inc.

We have audited the accompanying financial statements of Hotelmobi, Inc. (a development stage company), which comprise the balance sheets as of December 31, 2013 and December 31, 2012, and the related statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2013 and for the period from October 1, 2012 (inception) to December 31, 2012, and for the period from October 1, 2012 (inception) to December 31, 2013, and the related notes to the financial statements. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hotelmobi, Inc.  as of December 31, 2013 and December 31, 2012, and the results of its operations and its cash flows for the year ended December 31, 2013 and for the period from October 1, 2012 (inception) to December 31, 2012 and from October 1, 2012 (inception) to December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

/s/ Cherry Bekaert LLP
Cherry Bekaert LLP

Atlanta, GA

July 17, 2014

Hotelmobi, Inc.
(A Development Stage Entity)
Balance Sheets
December 31, 2013 and 2012

	December 31,	December 31,
	2013	2012
Assets
Current Assets
Cash	$133	$17,967

Software development costs	167,192	-
Intangible assets, net	3,293	5,089
Total assets	$170,618	$23,056

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$10,089	$-

Long-term liabilities
Advances from shareholders	78,744	16,791
Other long-term liabilities	2,220	-
Total liabilities	91,053	16,791

Stockholders' equity
Common stock, $.001 par value; 10,000,000 shares authorized,
8,645,000 and 8,475,000 issued and outstanding at December 31, 2013
and December 31, 2012, respectively	8,645	8,475
Additional paid-in-capital	110,379	-
Deficit accumulated during development stage commencing October 1, 2012	(39,459)	(2,210)
Total stockholders' equity	79,565	6,265
Total liabilities and stockholders' equity	$170,618	$23,056

See accompanying notes to the financial statements

Hotelmobi, Inc.
(A Development Stage Entity)
Statements of Operations
Year ended December 31, 2013, the Period from October 1, 2012 (date of inception) through
December 31, 2012 and for the Period from October 1, 2012 (date of inception) through December 31, 2013

	Year Ended December 31, 2013	October 1, 2012 (date of inception) through December 31, 2012	October 1, 2012 (date of inception) through December 31, 2013
Operating expenses
Sales and marketing	$3,169	$-	$3,169
General and administrative	30,064	1,911	31,975
Depreciation and amortization expense	1,796	299	2,095
Total operating expenses	35,029	2,210	37,239

Operating loss	(35,029)	(2,210)	(37,239)

Other income (expense)
Interest expense	(2,220)	-	(2,220)
Total other income (expense)	(2,220)	-	(2,220)

Loss before income taxes	(37,249)	(2,210)	(39,459)

Income tax expense	-	-	-

Net loss	$(37,249)	$(2,210)	$(39,459)

See accompanying notes to the financial statements

Hotelmobi, Inc.
(A Development Stage Entity)
Statements of Stockholders’ Equity
Year ended December 31, 2013 and from October 1, 2012 (date of inception) through December 31, 2012

	Common Stock			Deficit Accumulated During the Development Stage
	Issued and Outstanding		Additional	Commencing
	Shares	Value	Paid-in Capital	October 1, 2012	Total

Balances as of October 1, 2012 (date of inception)	-	$-	$-	$-	$-

Net loss	-	-	-	(2,210)	(2,210)

Issuance of common stock to the Company's Officers for cash on October 11, 2012	8,475,000	8,475	-	-	8,475

Balances as of December 31, 2012	8,475,000	8,475	-	(2,210)	6,265

Net loss	-	-	-	(37,249)	(37,249)

Exercise of stock options	170,000	170	-	-	170

Stock-based compensation	-	-	110,379	-	110,379

Balances as of Decmber 31, 2013	8,645,000	$8,645	$110,379	$(39,459)	$79,565

See accompanying notes to the financial statements

Hotelmobi, Inc.
(A Development Stage Entity)
Statements of Cash Flows
Year ended December 31, 2013, the Period from October 1, 2012 (date of inception) through
December 31, 2012 and for the Period from October 1, 2012 (date of inception) through December 31, 2013

	Year Ended December 31, 2013	October 1, 2012 (date of inception) through December 31, 2012	October 1, 2012 (date of inception) through December 31, 2013
Cash Flows from operating activities:
Net loss	$(37,249)	$(2,210)	$(39,459)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization	1,796	299	2,095
Change in accounts payable	10,089	-	10,089
Change in interest payable	2,220	-	2,220
Net cash used in operating activities	(23,144)	(1,911)	(25,055)

Cash Flows from investing activities:
Cash paid for software development costs	(56,813)	-	(56,813)
Purchases of intangibles	-	(5,388)	(5,388)
Net cash used in investing activities	(56,813)	(5,388)	(62,201)

Cash Flows from financing activities:
Proceeds from Shareholder advances	61,953	16,791	78,744
Proceeds from issuance of stock	170	8,475	8,645
Net cash provided by financing activities	62,123	25,266	87,389

Net change in cash	(17,834)	17,967	133
Cash at beginning of period	17,967	-	-
Cash at end of period	$133	$17,967	$133

Supplemental Non-Cash Investing Activities:
Consulting stock-based compensation included in software developments costs	$110,379	$-	$110,379

See accompanying notes to the financial statements

1.  DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Description of Business

Hotelmobi Inc. (the “Company” or “Hotelmobi”) is a development stage entity engaged in the business of developing, owning and operating mobile hotel booking applications.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Company to make estimates and assumptions that affect amounts reported and disclosed in the financial statements and accompanying notes.  Actual results could differ materially from those estimates.  On an ongoing basis, the Company evaluates its estimates, including those related to intangible assets and capitalized software, among other things.

Software Development Costs

The Company capitalizes qualifying costs of computer software and website development costs. Costs incurred during the application development stage as well as upgrades and enhancements that result in additional functionality are capitalized. The internally developed software costs capitalized were approximately $167 thousand and $0 at December 31, 2013 and 2012, respectively, and are included in “Software development costs” in the balance sheets. Internally developed software and website development costs will be amortized utilizing the straight-line method over a period of three years, the expected period of the benefit.  As the project has not been completed as of December 31, 2013 no amortization expense has been recorded for these costs during the years ended December 31, 2013 and 2012, respectively.

Intangible Assets

Intangible assets consist of domain names and are amortized over a three year period, the expected period of the benefit.

Income Taxes

The Company recognizes deferred tax assets and liabilities for the anticipated future tax consequences attributable to differences between the financial statement amounts and their respective tax bases. Deferred tax assets and liabilities  are recognized for the future tax effects of temporary differences between financial and income tax reporting using tax rates in effect for the years in which the differences are expected to reverse. Valuation allowances are provided if it is more likely than not that a deferred tax asset will not be realized.

Management has evaluated all other tax positions that could have a significant effect on the financial statements and determined the Company had no uncertain income tax positions at December 31, 2013 and 2012, respectively. The tax returns of the Company are subject to review by federal and state taxing authorities. The Company’s open audit periods are 2011 and 2012.

Stock-Based Compensation

Stock based compensation is accounted for at fair value and expensed using a straight line amortization method.  See Note 6.

2.  LIQUIDITY

As of December 31, 2013, the Company’s total cash balance was $133. The Company has incurred net losses and generated negative cash flow from operations since inception and has an accumulated deficit of approximately $39 thousand as of December 31, 2013.

The Company is funded through advances from shareholders to cover current operating obligations on an as needed basis.  These advances are recorded as long-term liabilities on the balance sheets as there is no scheduled repayment date and bear an annual interest rate of 5.25%.  Shareholder advances totaled $61,953 and $16,791 during the years ended December 31, 2013 and 2012, respectively.  As of December 31, 2013 shareholder advances totaled $78,744.

See Note 7 for management’s plan regarding liquidity.

3.  SOFTWARE DEVELOPMENT COSTS

Software development costs consist of the following at December 31, 2013 and 2012:

	Useful Lives	2013	2012

Project costs (software development)	N/A	$167,192	$-

4.  INTANGIBLE ASSETS, NET

Gross Carrying Value and Accumulated Amortization of Intangible Assets

	December 31, 2013				December 31, 2012
	Weighted Average Remaining Useful Life (in years)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount

Domain names	1.83	$5,388	$2,095	$3,293	$5,388	$299	$5,089

Amortization expense was $1,796 and $299 for the year ended December 31, 2013 and period from October 1, 2012 (date of inception) through December 31, 2012, respectively.

Estimated amortization expense related to domain names for the remaining periods is $1,796 for 2014 and $1,497 for 2015.

5.  INCOME TAXES

Deferred tax assets are comprised of the following:

	Year Ended December 31, 2013	Year Ended December 31, 2012
Deferred tax assets:
Federal net operating loss carryforwards	$21,845	$42
Amortization of intangibles	10,830	709
Internally developed software	(19,259)
Less: Valuation allowance	(13,416)	(751)
Total deferred tax assets	$-	$-

Management has determined, based on the Company’s current condition that a full valuation allowance is appropriate at December 31, 2013.

At December 31, 2013, the Company had federal net operating loss carry forwards of $64,249 that begin to expire in 2032.

Current United States income tax law limits the amount of loss available to offset against future taxable income when a substantial change in ownership occurs.

6.  STOCK-BASED COMPENSATION

In 2013 the Company’s Directors granted options to purchase a total of 1,525,000 shares of Hotelmobi’s common stock to four independent contractors.  The options were granted in lieu of compensation for services to be performed.  The options are awarded based on achievement of specific performance milestones, and then vest monthly over a four year period.  The exercise price is equal to the par value of the common stock.  The options do not have an expiration date.

In accordance with U.S. GAAP, the Company determines the value of the non-employee options based on the value of the stock at fair value or the value of the services rendered (based on contract or otherwise), whichever is more readily determinable. The fair value of the options was determined to be the average compensation that would have been paid to independent contractors performing the same services over the same period of time. These services are directly related to the development of internal software, and therefore the related stock-based compensation expense is capitalized and included in “Software development costs” in the balance sheets.

Capitalized compensation expense relating to stock options during the year ended December 31, 2013 and the period from October 1, 2012 (date of inception) through December 31, 2012 was $110,379 and $0, respectively.

As of December 31, 2013, there was $214,440 in total unrecognized compensation costs related to non-vested stock options that will be recognized over a weighted average period of 3.6 years.

The following table summarizes the activity of stock options:

	Quantity	Exercise Price	Grant Date Fair Value

Options outstanding January 1, 2013	-	$-	$-

Options granted	1,525,000	$0.001	$0.21
Options exercised	(170,000)	$0.001	$0.21

Options outstanding December 31, 2013	1,355,000	$0.001	$0.21

Options vested and expected to vest
December 31, 2013	1,355,000	$0.001	$0.21

7.  SUBSEQUENT EVENT

On May 2, 2014, the Company entered into an Agreement and Plan of Merger, dated as of May 2, 2014 (the “Merger Agreement”), with Remark Media, Inc. (“Remark”) in which Remark acquired all of the Company’s common stock in exchange for the consideration provided under the Merger Agreement. Remark is a global digital media company focusing on the 18-to-34 year old demographic, primarily in the United States and Asia.  Pursuant to the Merger Agreement, Hotelmobi merged with and into Roomlia, Inc., a wholly-owned subsidiary of Remark (“Merger Sub”), with Merger Sub surviving as a wholly-owned subsidiary of Remark (the “Merger”).

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF HOTELMOBI INC.

Hotelmobi, Inc.
(A Development Stage Entity)
Statements of Operations (Unaudited)
Three Months Ended March 31, 2014 and 2013 and for the Period from
October 1, 2012 (date of inception) through March 31, 2014

	March 31, 2014	March 31, 2013	October 1, 2012 (date of inception) through March 31, 2014
Operating expenses
Sales and marketing	$2,799	$-	$5,968
General and administrative	21,624	6,997	53,599
Depreciation and amortization expense	449	449	2,544
Total operating expenses	24,872	7,446	62,111

Operating loss	(24,872)	(7,446)	(62,111)

Other income (expense)
Interest expense	(1,360)	(251)	(3,580)
Total other income (expense)	(1,360)	(251)	(3,580)

Loss before income taxes	(26,232)	(7,697)	(65,691)

Income tax expense	-	-	-

Net loss	$(26,232)	$(7,697)	$(65,691)

Hotelmobi, Inc.
(A Development Stage Entity)
Statements of Cash Flows (Unaudited)
Three Months Ended March 31, 2014 and 2013 and for the Period from
October 1, 2012 (date of inception) through March 31, 2014

	March 31, 2014	March 31, 2013	October 1, 2012 (date of inception) through March 31, 2014
Cash Flows from operating activities:
Net loss	$(26,232)	$(7,697)	$(65,691)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	449	449	2,544
Change in prepaids	(1,500)	(800)	(1,500)
Change in accounts payable	7,004	-	17,093
Change in interest payable	1,360	251	3,580
Net cash used in operating activities	(18,919)	(7,797)	(43,974)

Cash Flows from investing activities:
Cash paid for software development costs	(19,652)	(3,000)	(76,455)
Purchases of intangibles	-	-	(5,388)
Net cash used in investing activities	(19,652)	(3,000)	(81,843)

Cash Flows from financing activities:
Proceeds from Shareholder advances	45,078	5,653	123,822
Proceeds from issuance of stock	205	-	8,850
Net cash provided by financing activities	45,283	5,653	132,672

Net change in cash	6,712	(5,144)	6,845
Cash at beginning of year	133	17,967	-
Cash at end of year	$6,845	$12,823	$6,845

Supplemental Non-Cash Investing Activities:
Consulting stock-based compensation included in software development costs	$21,140	$17,908	$131,529

9.01(b)     Pro Forma Financial Information

REMARK MEDIA, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On May 2, 2014, Remark Media, Inc. (the “Company” or “Remark”) entered into an Agreement and Plan of Merger, dated as of May 2, 2014 (the “Merger Agreement”), with Roomlia, Inc., a wholly-owned subsidiary of the Company (“Merger Sub” or “Roomlia”), and Hotelmobi Inc. (“Hotelmobi”), a company engaged in the business of developing, owning and operating mobile hotel booking applications.  Pursuant to the Merger Agreement, Hotelmobi merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company (the “Merger”).

The following unaudited pro forma combined financial statements have been prepared to give effect to the combination of Remark and Hotelmobi in the Merger. The unaudited pro forma combined financial statements were prepared using the historical consolidated financial statements of Remark and Hotelmobi. Please note that the unaudited pro forma combined financial statement should be read in conjunction with the audited historical financial statement of Remark and Hotelmobi. This information can be found in Remark’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and Quarterly Reports on Form 10-Q for the three months ended March 31, 2014 and in Item 9.01(a) of this Current Report on Form 8-K/A.

The unaudited pro forma combined balance sheet as of March 31, 2014 combines Remark and Hotelmobi and gives effect to the Merger as if the Merger occurred on March 31, 2014.

The unaudited pro forma combined statements of operations for the three months ended March 31, 2014 and the year ended December 31, 2013 combines the three months and year of Remark and Hotelmobi’s results of operations to give the effect as if the Merger occurred on the first day of the earliest period presented, January 1, 2013.

PLEASE BE ADVISED THAT THE ACCOMPANYING UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS HAVE BEEN PREPARED FOR ILLUSTRATIVE PURPOSES ONLY AND DO NOT PURPORT TO BE INDICATIVE OF THE ACTUAL RESULTS THAT WOULD HAVE BEEN ACHIEVED BY THE COMBINED COMPANY FOR THE PERIODS PRESENTED OR THAT WILL BE ACHIEVED BY THE COMBINED COMPANY IN THE FUTURE.

Remark Media, Inc. and Hotelmobi, Inc.
Pro Forma Combined Balance Sheet
March 31, 2014

	(1)	(2)	(3)		(1+2+3)
	Historical	Historical	Pro Forma		Pro Forma
	Remark Media, Inc.	Hotelmobi, Inc.	Adjustments		Combined

Assets

Cash and cash equivalents	$1,413,722	$6,845	$(171,894	)(a)	$1,248,673
Trade accounts receivable, net	258,672	-	-		258,672
Notes receivable	1,000,000	-	-		1,000,000
Prepaid expenses and other current assets	381,954	1,500	-		383,454

Total current assets	3,054,348	8,345	(171,894)		2,890,799

Property, equipment and software, net	319,463	207,984	-		527,447
Investment in unconsolidated affiliate	229,929	-	-		229,929
License to operate in China	100,000	-	-		100,000
Intangible assets, net	3,833,116	2,844	5,311,756	(b)	9,147,716
Goodwill	1,823,048	-	4,916,830	(b)	6,739,878
Other long-term assets	131,820	-	-		131,820

Total assets	$9,491,724	$219,173	$10,056,692		$19,767,589

Liabilities and stockholders' equity

Accounts payable	$552,802	$17,092	$-		$569,894
Advances from shareholder	85,745	-	-		85,745
Accrued expenses and other current liabilities	767,253	-	-		767,253
Derivative liability	897,891	-	-		897,891
Current portion of capital lease obligations	141,417	-	-		141,417

Total current liabilities	2,445,108	17,092	-		2,462,200

Deferred tax liabilities	25,000	-	-		25,000
Advances from shareholder	-	123,822	(123,822	)(c)	-
Capital lease obligation, less current portion	120,791	-	-		120,791
Long-term debt with related party	5,968,108	-	-		5,968,108
Other long-term liabilities	-	3,581	(3,581	)(c)	-

Total liabilities	8,559,008	144,495	(127,403)		8,576,100

Commitments and contingencies

Preferred stock, $0.001 par value, 1,000,000shares authorized, none issued	-	-	-		-
Common stock, $0.001 par value, 20,000,000 shares authorized, 11,275,947 issued and outstanding	11,276	-	400	(d)	11,676
Common stock, $001 par value, 10,000,000 shares authorized, 8,850,000 issued and outstanding	-	8,850	-		8,850
Additional paid-in-capital	116,465,692	131,519	10,183,695	(e)	126,780,906
Accumulated other comprehensive loss	(4,592)	-	-		(4,592)
Accumulated deficit	(115,539,660)	(65,691)	-		(115,605,351)

Total stockholders' equity	932,716	74,678	10,184,095		11,191,489

Total liabilities and stockholders' equity	$9,491,724	$219,173	$10,056,692		$19,767,589

See accompanying notes to unaudited pro forma combined financial statements, including Note 2 for an explanation of the pro forma above.

Remark Media, Inc. and Hotelmobi, Inc.
Combined Pro Forma Statement of Operations
Three Months Ended March 31, 2014

	(1)	(2)	(3)	(1+2+3)
	Historical	Historical	Pro Forma	Pro Forma
	Remark Media, Inc.	Hotelmobi, Inc.	Adjustments	Combined
Operating revenue

Brands	$659,944	$-	$-	$659,944

Operating expenses

Sales and marketing	75,273	2,799	-	78,072
Content, technology and development	72,180	-	-	72,180
General and administrative	3,918,833	21,624	-	3,940,457
Depreciation and amortization expense	134,098	449	130,897 (f)	265,444

Total operating expenses	4,200,384	24,872	130,897	4,356,153

Operating loss	(3,540,440)	(24,872)	(130,897)	(3,696,209)

Other income (expense)

Interest expense	(93,268)	(1,360)	1,360 (g)	(93,268)
Gain (loss) on change in fair value of derivative liability	(128,607)	-	-	(128,607)
Other income (expense)	114	-	-	114

Total other income (expense)	(221,761)	(1,360)	1,360	(221,761)

Loss before income taxes	(3,762,201)	(26,232)	(129,537)	(3,917,970)

Income tax expense	-	-	-	-

Net loss	$(3,762,201)	$(26,232)	$(129,537)	$(3,917,970)

Net loss per share

Net loss per share, basic and diluted	$(0.48)			$(0.47)

Basic and diluted weighted average shares outstanding	7,870,431			8,270,431

See accompanying notes to unaudited pro forma combined financial statements, including Note 2 for an explanation of the pro forma above.

Remark Media, Inc. and Hotelmobi, Inc.
Combined Pro Forma Statement of Operations
Year Ended December 31, 2013

	(1)	(2)	(3)	(1+2+3)
	Historical	Historical	Pro Forma	Pro Forma
	Remark Media, Inc.	Hotelmobi, Inc.	Adjustments	Combined
Operating revenue

Brands	$2,048,304	$-	$-	$2,048,304

Operating expenses

Sales and marketing	388,361	3,169	-	391,530
Content, technology and development	566,883	-	-	566,883
General and administrative	6,312,880	30,064	-	6,342,944
Depreciation and amortization expense	666,395	1,796	523,588 (f)	1,191,779

Total operating expenses	7,934,519	35,029	523,588	8,493,136

Operating loss	(5,886,615)	(35,029)	(523,588)	(6,444,832)

Other income(expense)

Interest expense	(491,638)	(2,220)	2,220 (g)	(491,638)
Gain (loss) on change in fair value of derivative liability	(364,332)	-	-	(364,332)
Other income (expense)	(66)	-	-	(66)

Total other income (expense)	(856,036)	(2,220)	2,220	(856,036)

Loss before loss from equity methods investments	(6,742,651)	(37,249)	(521,368)	(7,300,868)

Proportional share in loss of equity method investment	(222,707)	-	-	(222,707)

Loss before income taxes	(6,965,358)	(37,249)	(521,368)	(7,523,575)

Income tax expense	-	-	-	-

Net loss	$(6,965,358)	$(37,249)	$(521,368)	$(7,523,575)

Net loss per share

Net loss per share, basic and diluted	$(0.90)			$(0.93)

Basic and diluted weighted average sharesoutstanding	7,732,748			8,132,748

See accompanying notes to unaudited pro forma combined financial statements, including Note 2 for an explanation of the pro forma above.

Note 1 – Basis of Presentation

On May 2, 2014, Remark entered into the Merger Agreement with Merger Sub and Hotelmobi.  Pursuant to the Merger Agreement, Hotelmobi merged with and into Merger Sub, with Merger Sub surviving as a wholly-owned subsidiary of the Company, referred to herein as the Merger.  As consideration for the Merger, the outstanding shares of Hotelmobi’s common stock were converted into the right to receive an aggregate of (i) 400,000 shares of the Company’s common stock, (ii) 100,000 shares of the Company’s common stock to be issued on the one year anniversary of the closing of the Merger, provided that the recipient is employed by the Company on such date or was terminated by the Company for any reason, (iii) warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $8.00 per share and (iv) warrants to purchase 500,000 shares of the Company’s common stock at an exercise price of $12.00 per share.  The warrants to purchase shares of the Company’s common stock issued to former Hotelmobi stockholders in the Merger (the “Roomlia Warrants”) vest 12.5% on the last day of each fiscal quarter beginning June 30, 2014, provided the recipient is employed by the Company on such date or has been terminated other than for Cause (as defined in the Merger Agreement).  The Roomlia Warrants expire on the fifth anniversary of their issuance.  Additionally, pursuant to the terms of the Merger Agreement, concurrently with the closing of the Merger, the Company paid Hotelmobi’s principal stockholders a total of $171,894 in cash in repayment of funds they loaned to Hotelmobi.

Remark accounted for the above transaction as an acquisition of Hotelmobi in accordance with Accounting Standard Codification 805 - Business Combinations (“ASC 805”) and consolidates the operations of Hotelmobi for financial reporting purposes.

The allocation of the purchase price has not yet been finalized. The management team of Remark will finalize the allocation upon completion of its valuation of the fair value of the assets contributed by Hotelmobi.

Note 2 – Unaudited Pro Forma Adjustments

Unaudited Pro Forma Combined Balance Sheet

(a)	Represents the cash paid to Hotelmobi’s principal stockholders by Remark of $171,894 in repayment of funds they loaned to Hotelmobi, including interest, as of May 2, 2014.

(b)	The following table includes the allocation of the purchase price as of March 31, 2014 in accordance with ASC 805:

Pro forma adjustments:

Record identifiable intagible assets
Trade names and domain names	$691,156
Acquired technology	435,500
Customer relationships	4,185,100
Total fair value of identifiable intagible assets	5,311,756

Record goodwill	4,916,830

Total pro forma adjustment	$10,228,586

(c)	Represents the adjustment to advances to shareholder and the related interest payable as of March 31, 2014 related to the cash payment above.

(d)
Represents the adjustment related to the 400,000 shares of Remark’s common stock issued pursuant to the terms of the Merger Agreement. An additional 100,000 shares of Remark’s common stock is issuable to Hotelmobi stockholders pursuant to certain employment and vesting criteria outlined in the Merger Agreement. An additional 1,000,000 shares of Remark’s common stock is issuable to Hotelmobi stockholders upon the exercise of warrants exercisable pursuant to certain employment and vesting criteria outlined in the Merger Agreement.

(e)	Represents the adjustment for the fair value of the equity consideration as of March 31, 2014.

Unaudited Pro Forma Combined Statements of Operations

(f)	Represents the adjustment for the additional amortization of the identifiable intangible assets acquired for the periods presented.

(g)	Represents the adjustment for interest expense related to the advances from shareholder for the periods presented.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMARK MEDIA, INC.

Dated: July 18, 2014	By:	/s/ Douglas Osrow
		Name:	Douglas Osrow
		Title:	Chief Financial Officer